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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Act of 1934


Date of Report (Date of earliest event reported):  June 30, 1996


            GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-A GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-B GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-C GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-D GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-E GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-F GEODYNE ENERGY INCOME LIMITED PARTNERSHIP III-G
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       (Exact name of Registrant as specified in its Articles)

                         III-A: 0-18302           III-A: 73-1352993
                         III-B: 0-18636           III-B: 73-1358666
                         III-C: 0-18634           III-C: 73-1356542
                         III-D: 0-18936           III-D: 73-1357374
                         III-E: 0-19010           III-E: 73-1367188
                         III-F: 0-19102           III-F: 73-1377737
   Oklahoma              III-G: 0-19563           III-G: 73-1377828
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(State or other          (Commission              (I.R.S. Employer
jurisdiction of          File No.)                Identification)
incorporation or
organization)



          Two West Second Street, Tulsa, Oklahoma      74103
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          (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791
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ITEM 5:   OTHER EVENTS

     Effective as of June 30, 1996, Geodyne Production Company ("Production"), the general partner of the Geodyne Energy Income Limited Partnerships III-A, III-B, III-C, III-D, III-E, III-F and III-G (collectively, the "Partnerships"), merged into Geodyne Resources, Inc., a Delaware corporation ("Resources"). As a result of the merger, Resources assumed all of the duties previously held by Production as the Partnerships' general partner and, accordingly, Resources has been substituted as the Partnerships' General Partner pursuant to the terms of the Partnerships' limited partnership agreements.

     Effective as of July 1, 1996, the following individuals resigned their positions as officers and directors of the General Partner: C. Philip Tholen, Director and President; Patrick M. Hall, Director; Jack
A.  Canon,  Senior   Vice  President-General  Counsel  and   Assistant
Secretary; Judy F. Hughes, Treasurer;  and Annabel M. Jones, Secretary.
These  individuals  still  serve   as  officers  and/or  directors  of
affiliates of the General Partner (the "Samson Companies").

     Effective as of July 1, 1996, Dennis R. Neill was elected President of the General Partner. Mr. Neill previously served as Senior Vice President of the General Partner. He will continue in his capacity as a Director of the General Partner. Pursuant to the By-laws of the General Partner, no additional Directors will be elected to the corporation's Board of Directors.

     Effective as of July 1, 1996, Judy K. Fox was elected Secretary of the General Partner. Ms. Fox, age 45, joined the Samson Companies in October 1990. She currently serves as the General Partner's Investor Relations Supervisor. Ms. Fox is also Secretary of Dyco Petroleum Corporation, Samson Properties Incorporated, and four of the General Partner's subsidiaries, Geodyne Nominee Corporation, Geodyne Institutional Depositary Company, Geodyne Depositary Company, and Snyder Exploration Company.

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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP III-A
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP III-B
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP III-C
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP III-D
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP III-E
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP III-F
                         GEODYNE ENERGY INCOME LIMITED
                              PARTNERSHIP III-G




                         By:  GEODYNE RESOURCES, INC.
                              General Partner


DATE: July 8, 1996            //s// Dennis R. Neill
                              ______________________________
                              Dennis R. Neill
                              President


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